Exhibit 99.4


                    CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Viacom Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Richard J. Bressler, Chief Financial Officer of the Company, certify that to my knowledge:


     1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard J. Bressler
-----------------------
Richard J. Bressler
August 14, 2002